UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2008

APAC Customer Services, Inc.
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Parkway North, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 374-4980

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 15, 2008, APAC Customer Services, Inc. (the “Company”) issued a press release announcing that it had been selected by the Bay Area News Group, a division of MediaNews Group, to provide customer care solutions for its subscribers. A copy of the press release made by the Company is attached hereto as Exhibit 99.1 and incorporated in this filing in its entirety.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release issued by APAC Customer Services, Inc. on April 15, 2008.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements include expressed expectations, estimates and projections of future events and financial performance and the assumptions on which these expressed expectations, estimates and projections are based. Statements that are not historical facts, including statements about the beliefs and expectations of the company and its management are forward-looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks and uncertainties and other factors that can cause actual events and results to differ materially from historical results and those projected. Such statements are based upon the current beliefs and expectations of the Company's management. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

Reasons that may cause actual results to differ from historic results or those expressed or implied in the forward-looking statements can be found in the Company's Annual Report on Form 10-K for the year ended December 30, 2007. This filing is available on a website maintained by the SEC at http://www.sec.gov.

The information included in Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference to any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

Date:	April 15, 2008	By: /s/ George H. Hepburn III
Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release, dated April 15, 2008 of APAC Customer Services, Inc.